SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2022

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code		(434) 846-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Bank of the James Financial Group, Inc. (the “Company”) on August 4, 2022 (the “Initial Filing”), which disclosed the appointment of Eric J. Sorenson, Jr. as Executive Vice President-General Counsel of Bank of the James (the “Bank”), the wholly-owned bank subsidiary of the Company. At the time of the initial filing, the terms of the Salary Continuation Agreement and Mr. Sorenson had not been finalized. This Amendment is being filed to provide a summary of the terms of the Salary Continuation Agreement.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 1, 2023, Mr. Sorenson and the Bank entered into a Salary Continuation Agreement (the “Agreement”). Under the Salary Continuation Agreement, upon Mr. Sorenson’s retirement from the Bank’s employment at age 65 or older or death while still employed by the Bank, Mr. Sorenson is eligible to receive an annual retirement benefit of $60,000 per year for 15 years.

The Agreement also provides a lesser benefit upon the occurrence of a voluntary termination before reaching age 65 or upon Mr. Sorenson’s disability. The amount of the annual benefit in either pre-retirement scenario is based on a vesting and accrual schedule set forth in the Agreement. The Agreement also provides for a lump sum benefit in the event of a change in control followed by the termination of Mr. Sorenson based on the amount set forth on the schedule attached to the Agreement. A fixed pre-retirement death benefit to be paid in a lump sum is provided for Mr. Sorenson. Payments under the Agreement are expected to be funded with bank owned life insurance policies on Mr. Sorenson.

The foregoing summary of the terms of the Agreement by reference to the Agreement, a copy of which is filed herewith as Exhibits 10.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Salary Continuation Agreement by and between Bank of the James and Eric J. Sorenson, Jr., effective January 1, 2023
104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2023

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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